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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) March 22, 2007
                                                        ---------------

                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On April 11, 2007, the Amaru, Inc. a Nevada corporation (the "Company") appointed Francis Foong Keong Kwong to fill in the existing vacancy of the Company's Board of Directors. Mr. Foong has previously served as its Chief Financial Officer (until August 30, 2006) of the Company. From October 10, 2006 until January 2, 2007, Mr. Foong was a Director of Corporate Development (non-executive position) to the Company on consulting basis. Mr. Foong also served as the Chief Operating Officer Of the Company's subsidiary, M2B World Pte Ltd. from January 3, 2007 until March 31, 2007. The biography of Mr. Foong is set forth below.

Francis Foong Keong Kwong, has served as the Company's Chief Financial Officer since October 1, 2004. He stepped down as Chief Financial Officer with effect from August 31, 2006. Prior to joining M2B World, Mr. Foong was a Principal Consultant with Quality Vision Consultants. Prior to being a Principal Consultant, Mr. Foong had worked 19 years as a finance professional. From 1993 to 1996 he was Financial Controller of Natco Singapore Pte Ltd, a subsidiary of a large oil and gas company based in Houston. From November 2002 to February 2003 he was the Asean/ India Financial Controller for IBM Business Consulting Services. From May 1996 to November 2002 he was the Regional Finance Director for PwC East Asia Consulting (IBM Consulting merged with PwC East Asia Consulting in November 2002). He managed the regional finance function based in Singapore and the finance departments in the eight countries of China, Taiwan, Hong Kong, Thailand, Philippines, Malaysia, Singapore and Indonesia. From the years 1999 to 2002 he sat in the East Asia Board of Directors acting as a financial adviser to the Business sector leaders on business decisions, risks management and financial analysis on various business and strategy issues. Mr. Foong received Bachelor of Accountancy, National University of Singapore, is a Member, Singapore Institute of Certified Public Accountants since 1987. In 2004 he became a Fellow of the Institute. Mr. Foong received Master in Business Administration, University of Hull (UK) in 1995.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.

None



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 11, 2007                      AMARU, INC.

                                           By: /s/ Colin Binny
                                               --------------------------
                                               Colin Binny
                                               President